UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(D) of The
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):   July 27, 2011

American Standard Energy Corp.
(Exact name of registrant as specified in charter)

Delaware	333-132948	20-2791397
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

4800 North Scottsdale Road, Suite 1400
Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(408) 371-1929
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Copies to:
Gregg E. Jaclin, Esq.
Pete D. Visalli, Esq.
Gary S. Eaton, Esq.
Anslow & Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 26, 2011 American Standard Energy Corp. (the “Company”) entered into an agreement with DeGolyer and MacNaughton (“D & M”) in connection with the petroleum engineering and other services which D & M has been, or may in the future be, asked to perform on behalf of the Company.  D & M, a Dallas, TX based company established in 1936, offers international reservoir appraisal, field development planning services.  D & M’s services include Appraisals, Reserves Assessment, Reservoir Simulation, Engineering Analysis, Petrophysical Studies, Geophysical Studies, Geolocial Studies, and Economic Forecasts, among others.

Item 9.01Financial Statement and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

American Standard Energy Corp.

Date: July 27, 2011	By:	/s/ Scott Feldhacker
Name: Scott Feldhacker
Title: Chief Executive Officer